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                                                                    EXHIBIT 99.2


                               CONSOL ENERGY INC.
                              1800 Washington Road
                         Pittsburgh, Pennsylvania 15241



                  Certification of Principal Financial Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, William J. Lyons, Senior Vice President, Chief Financial Officer and Controller (principal financial officer) of CONSOL Energy Inc. (the "Registrant"), certifies that to my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended September 30, 2002 of the Registrant (the "Report"):

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

  By: /s/ William J. Lyons
    --------------------------------
  Name: William J. Lyons
  Date: November 12, 2002